UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2007

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 8, 2007, PHH Corporation (“PHH” or the “Company”) announced that it will hold a special meeting of its stockholders on Wednesday, September 26, 2007, for the purpose of adopting the Agreement and Plan of Merger, dated March 15, 2007, by and among PHH, General Electric Capital Corporation (“GE Capital”) and Jade Merger Sub, Inc., a wholly-owned subsidiary of GE Capital. Stockholders of record as of the close of business on August 16, 2007 will be entitled to vote at the special meeting.

The Company will file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders, a definitive proxy statement soliciting proxies for the special meeting of stockholders.   Investors and stockholders are advised to read the definitive proxy statement because it contains important information.   Investors and stockholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the SEC at its website at www.sec.gov.   The definitive proxy statement may also be obtained (when available) free of cost by directing a request to Nancy Kyle, Vice President of Investor Relations at (856) 917-4268 or Georgeson Shareholder Communications, Inc. at (888) 605-7538.   Investors and stockholders are urged to read the definitive proxy statement when it becomes available before making any voting decisions with respect to the matters considered at the special meeting.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of PHH.    Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the Company’s definitive proxy statement when it is filed with the SEC.  In addition, information regarding certain of these persons and their beneficial ownership of PHH common stock will be set forth in the Company’s definitive proxy statement when it is filed with the SEC.

A copy of the press release issued by the Company on August 8, 2007 announcing the date of the special meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

Exhibit 99.1	Press Release dated August 8, 2007 issued by PHH Corporation.*

________
* Exhibit 99.1 is being furnished, not filed, with the Form 8-K.  Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by the Company with the SEC unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

This Form 8-K and the exhibit hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports under the Securities Exchange Act of 1934, as amended, in connection with any forward-looking statements that may be made by us and our businesses generally.  Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: August 8, 2007